Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Payables and Accruals [Abstract]
Accrued payroll and welfare	$ 18,982	$ 7,406
Payable for advertisement	9,871	2,718
Other tax payables	4,694	1,517
VAT payable	1,919	550
Accrued professional services fee	1,438	1,506
Payable to employees for exercise of share options		11,297
Others	3,061	1,700
Total	$ 39,965	$ 26,694